Exhibit 10.9

Termination Agreement

Party A: Shanghai Jiamu Investment Management Co., Ltd,

Party B: Zhengyu Wang Wangfeng Yan

ID: XXXXXXXXXXXXXXXXXX; XXXXXXXXXXXXXXXXXX

Party C: Hangzhou Wangbo Investment Management Co., Ltd.

Whereas:

1、 Party A, Party B and Party C signed the relevant VIE documents on July 3,2017 (see the following list for details of the specific agreement), making Party C the VIE entity of Tantech Holdings Ltd .

2、 Party B Wang Zhengyu has transferred all the shares (95%) of Party C to Wang Xinyang on the November 13,2019; Wangfeng Yan remains the 5% shareholder of Party C.

3、 Xinyang Wang has signed new VIE documents with Party A, Party B and Party C on December 10, 2019. Wangfeng Yan has signed new VIE documents with Party A, Party B and Party C on May 15, 2020 ( its effectiveness goes back to December 10, 2019), maintaining Party C as the VIE entity of Tantech Holdings Ltd.

The parties now agree to confirm that all VIE documents signed on July 3,2017 is terminated on December 10, 2019 and shall no longer be performed (Except the authorization letter signed by Wangfeng Yan; see the attached list for details).The reasons for terminating these VIE documents and the newly signed VIE documents on May 15, 2020 are: (1) Zhengyu Wang is no longer the 95% shareholder of Party C and needs to remove it from the VIE document signed on July 3, 2017 of Party B is divested; (2) Confirm that Yan Wangfeng is still the 5% shareholder of Party C and Party B, and his rights and obligations in the VIE document remain unchanged from July 03, 2017.

This agreement is effective after being signed and sealed by all parties, and its effectiveness goes back to December 10, 2019. The agreement is in quadruplicate and each party holds one copy, which has the same legal effect.

The terminated VIE documents list:

1、Equity Pledge Agreement

2、Exclusive Management Consulting and Technology Agreement

3、Exclusive Call Option Agreement

4、Proxy Agreement

Party A (Stamp): Shanghai Jiamu Investment Management Co., Ltd

Legal representative (signature)

Party B: Zhengyu Wang Wangfeng Yan ( signature)

Party C (Stamp): Hangzhou Wangbo Investment Management Co., Ltd.

Legal representative ( signature)

Date: May 15, 2020